SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 1999



     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, providing for the issuance of C-BASS Trust 1999-CB1, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On December 27, 1999 distribution was made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    December 30, 1999         By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS
      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         December 27, 1999.

                              EXHIBIT 99.1

          Monthly Certificateholder Statement December 27, 1999


                                      -5-



                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   December 27, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE           PRINCIPAL       INTEREST      TOTAL         LOSSES         INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
IA       62,477,638.00   57,278,704.96     213,218.74      310,259.65    523,478.39          0.00        0.00     57,065,486.22
IAPO         31,361.00       30,970.15          10.09            0.00         10.09          0.00        0.00         30,960.06
IM1         648,000.00      641,098.63         881.59        3,472.62      4,354.21          0.00        0.00        640,217.04
IM2         324,000.00      320,549.32         440.79        1,736.31      2,177.10          0.00        0.00        320,108.53
IM3         389,000.00      384,857.05         529.22        2,084.64      2,613.86          0.00        0.00        384,327.83
IM4          98,000.00       96,956.28         133.33          525.18        658.51          0.00        0.00         96,822.95
IB1          98,000.00       96,956.28         133.33          525.18        658.51          0.00        0.00         96,822.95
IB2         162,000.00      160,274.64         220.40          868.15      1,088.55          0.00        0.00        160,054.24
IB3         551,050.60      545,181.77         749.69        2,953.07      3,702.76          0.00        0.00        544,432.08
IIA     112,788,000.00   80,630,125.09   4,754,753.76      414,506.03  5,169,259.79          0.00        0.00     75,875,371.33
IIM1      6,714,000.00    6,714,000.00           0.00       40,228.05     40,228.05          0.00        0.00      6,714,000.00
IIM2      6,714,000.00    6,714,000.00           0.00       44,368.35     44,368.35          0.00        0.00      6,714,000.00
IIB       5,908,000.00    5,908,000.00           0.00       40,617.50     40,617.50          0.00        0.00      5,908,000.00
X                 0.00            0.00           0.00            0.00          0.00          0.00        0.00              0.00
R                 0.00            0.00           0.00            0.00          0.00          0.00        0.00              0.00
---------------------------------------------------------------------------------------------  ------------------------------------
TOTALS  196,903,049.60  159,521,674.17   4,971,070.94      862,144.73  5,833,215.67          0.00        0.00    154,550,603.23
IAIO     64,303,873.90   59,086,997.47           0.00       91,463.18     91,463.18          0.00        0.00     58,871,247.23
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                        CURRENT                            CURRENT
                     PRINCIPAL                                                    PRINCIPAL                        PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR               CLASS          RATE
---------------------------------------------------------------------------------------------  ------------------------------------
IA      12489WAA2       916.78729852    3.41272088   4.96593117   8.37865205   913.37457764         IA             6.500000%
IAPO    12489WAC8       987.53706833    0.32173719   0.00000000   0.32173719   987.21533114         IAPO           0.000000%
IM1     12489WAD6       989.34973765    1.36047840   5.35898148   6.71945988   987.98925926         IM1            6.500000%
IM2     12489WAE4       989.34975309    1.36046296   5.35898148   6.71944444   987.98929012         IM2            6.500000%
IM3     12489WAF1       989.34974293    1.36046272   5.35897172   6.71943445   987.98928021         IM3            6.500000%
IM4     12489WAG9       989.34979592    1.36051020   5.35897959   6.71948980   987.98928571         IM4            6.500000%
IB1     N/A             989.34979592    1.36051020   5.35897959   6.71948980   987.98928571         IB1            6.500000%
IB2     N/A             989.34962963    1.36049383   5.35895062   6.71944444   987.98913580         IB2            6.500000%
IB3     N/A             989.34974393    1.36047397   5.35898155   6.71945553   987.98926995         IB3            6.500000%
IIA     12489WAH7       714.88212478   42.15655708   3.67508981  45.83164690   672.72556770         IIA            5.970000%
IIM1    12489WAJ3     1,000.00000000    0.00000000   5.99166667   5.99166667 1,000.00000000         IIM1           7.190000%
IIM2    12489WAK0     1,000.00000000    0.00000000   6.60833333   6.60833333 1,000.00000000         IIM2           7.930000%
IIB     12489WAL8     1,000.00000000    0.00000000   6.87500000   6.87500000 1,000.00000000         IIB            8.250000%
---------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                  810.15339526   25.24628720   4.37852401  29.62481120   784.90710806
---------------------------------------------------------------------------------------------  ------------------------------------
IAIO    12489WAB0        918.8715063    0.00000000   1.42235879   1.42235879   915.51633921         IAI0           1.857529%

---------------------------------------------------------------------------------------------  ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                  KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                    December 27, 1999
                    Group 1 Available Funds                                                                         630,205.16
                    Group 2 Available Funds                                                                       5,294,473.69

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                             4,587,163.23
                    Overcollateralization Release Amount                                                                  0.00
                    Overcollateralization Deficiency Amount                                                       1,790,737.01
                    Target Overcollateralization Amount                                                           6,377,900.24

                    Extra Principal Distribution Amount                                                             234,150.56
                    Monthly Excess Interest Amount                                                                  234,150.56
                    Monthly Excess Cashflow Amount                                                                  234,150.56
                    Overcollateralization Deficiency (After Distribution)                                         1,556,586.46
                    Overcollateralization Amount (After Distribution)                                             4,821,313.79

Fees and Advances
                    Servicing Fee                                                                                    62,174.98
                    Trustee Fee                                                                                       2,051.36
                    Lender PMI                                                                                       18,053.51
                    Total Advances                                                                                2,423,859.63
                    Group 1 Advances                                                                              1,219,346.55
                    Group 2 Advances                                                                              1,204,513.08

Mortgage Loan Information
                    Total Principal Balance                                                                     159,371,917.98
                    Loan Count                                                                                           1,939
                    Weighted Average Remaining Term                                                                        298
                    Weighted Average Loan Rate                                                                          9.2868 %
                    Aggregate Amount of Prepayment                                                                4,547,793.52
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                            59,339,232.86
                    Non-Po Principal Balance                                                                     59,308,272.80
                    Po Principal Balance                                                                             30,960.06
                    Loan Count                                                                                             912
                    Weighted Average Remaining Term                                                                        281
                    Weighted Average Loan Rate                                                                          8.7295 %
                    Aggregate Amount of Prepayment                                                                  134,453.66
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00
                    Non-Po Amount of Scheduled Principal                                                             81,853.43
                    Non-Po Amount of Unscheduled Principal                                                          134,453.66
                    Po Amount of Scheduled Principal                                                                     10.00
                    Po Amount of Unscheduled Principal                                                                    0.00

Group 2 Loan Information
                    Principal Balance                                                                           100,032,685.12
                    Group 2 Fixed Pool Principal Balance                                                         37,618,773.93
                    Group 2 Adjustable Pool Principal Balance                                                    62,413,911.19
                    Loan Count                                                                                           1,027
                    Weighted Average Remaining Term                                                                        309
                    Weighted Average Loan Rate                                                                         9.6042%
                    Aggregate Amount of Prepayment                                                                4,413,339.86
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Basis Risk Reserve Fund Balance                                                                   1,000.00
                    Libor Carryover Amount                                                                                0.00

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       December 27, 1999
Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                                        Group 1
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                 1 Month             191          12,527,532.42        21.11%
                 2 Months             88           6,126,711.40        10.32%
                 3+Months             76           5,293,676.69         8.92%
                    Total            355          23,947,920.51         40.35%

                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------

                 1 Month             142          12,308,843.16         12.3%
                 2 Months             61           5,409,215.97         5.41%
                 3+Months             23           2,410,693.27         2.41%
                    Total            226          20,128,752.40        20.12%

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month              333          24,836,375.58        15.58%
                2 Months             149          11,535,927.37         7.24%
                3+Months              99           7,704,369.96         4.83%
                   Total             581          44,076,672.91         27.65%

Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    70             4,732,914.66           7.98%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    64             5,921,828.11           5.92%


                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   134            10,654,742.77           6.69%

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                      -8-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                                       December 27, 1999
Number and Aggregate Principal Amounts of Bankruptcy Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   106            6,128,077.93          10.33%
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    39             3,200,962.51           3.2%
                              -------------------------------------------------------

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   145             9,329,040.44           5.85%
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     0             0                0 %
                              -------------------------------------------------------

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     4               172,329.16           0.17 %
                             -------------------------------------------------------

                                                  Group Totals
                                 Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                     4                172,329.16           0.11 %

                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -9-